UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Pkwy, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Registrant's telephone number, including area code: 800-934-5550

Date of fiscal year end: 06/30/2022

Date of reporting period: 06/30/2022

EXPLANATORY NOTE

The Registrant filed an amendment to its Form N-CSR for the period ended June 30, 2022, originally filed with the Securities and Exchange Commission on September 7, 2022 (Accession Number 0001387131-22-009586) ("Initial Filing").

The Registrant is filing this amendment to the Initial Filing to:

a.	amend the audit report attached to the Initial Filing. The amended audit report clarifies that the auditor audited the financial statements of the Registrant for the prior four years, not three years as stated in the original audit report, and that the information in the fifth year presented in the financial highlights was audited by the prior auditor;

b.	to include a caption in the Statement of Assets and Liabilities directing the shareholder to the Note to the Financial Statements that discusses the cumulative reimbursement that the investment adviser can recoup;

c.	to correct fee amounts under Item 4. Principal Accountant Fees and Services of the Form N-CSR that were reported in the Initial Filing; and

d.	to provide updated certifications to this amendment to the Initial Filing.

Except for the aforementioned items above, this amendment does not amend, update, or change any other items or disclosures found in the Initial Filing.

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the year ended June 30, 2022 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund IMS Strategic Income Fund

Annual Report

June 30, 2022

Fund Adviser:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMPORTANT NOTE: As permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Fund complex/your financial intermediary.

IMS CAPITAL VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS (Unaudited)

Annual Report

June 30, 2022

Dear Fellow Shareholders,

The fiscal year ended June 30, 2022 produced some dismal results for both stocks and bonds. Most of the damage occurred in the final six months. There have only been five other times in the history of the markets where both stocks and bonds started off down over 10% for the first six months of a calendar year. We are encouraged that in every case, positive returns were generated over the subsequent six months. Between January and June, a war in Europe and new COVID lockdowns in China broke out, surprising investors with shortages, rampant inflation and skyrocketing gas prices. The Federal Reserve (the “Fed”) was forced to raise interest rates aggressively, which it did, to combat inflation. This overwhelmed investors who feared a looming recession and the possible escalation of the war to include nuclear weapons. Both the stock and bond markets were hit with waves of selling pressure. Since interest rates were rising, growth stocks fell out of favor and dropped more quickly and more significantly in price than value stocks, regardless of how well their underlying businesses were performing. Some of the world’s largest and best companies with unique and dominant franchises such as Amazon, Google (Alphabet), Facebook (Meta), Disney, Apple, Boeing and Microsoft suddenly became significantly undervalued in terms of both their historical price and their fundamental value measures. We took advantage of the rare opportunity to buy these leading global growth companies at historically low valuations. Unfortunately, by the end of the reporting period, June 30, 2022, they declined even further in value. Our conviction remains strong that we will be rewarded in time.

In this environment, the IMS Capital Value Fund (the “Value Fund”) returned -26.27% for the fiscal year ended June 30, 2022. This return, while disappointing was comparable to the large-cap growth index return of the NASDAQ Composite Index -23.40%. The Fund’s benchmark, the S&P 500® Total Return Index (“S&P 500”), returned -10.62% during the same period. The Value Fund’s one-year return was very different from the Fund’s benchmark primarily due to the Fund’s higher weightings of large-cap growth companies.

Investors had to navigate many obstacles over the past year including rising inflation, tensions with China, war between Ukraine and Russia, labor shortages, and rising interest rates. The large declines in the major indexes in the first half of 2022 confirmed that stocks had entered a bear market (-20%). The Fed raised interest rates by 0.75% and promised to do more as inflation surged to over 9%. The good news is that by the end of the period, housing prices and many commodities that directly impact consumers such as gasoline, food, clothing and lumber, had already declined significantly from their highs. Both stocks and bonds finished out the final two weeks of the year with positive momentum. While there are no guarantees, the markets could be signaling that once inflation moderates, higher stock prices may be next.

The Value Fund’s best performers over the past year included United Health Group (UNH) +28.57%, Vistra Energy Corp. (VST) +24.81%, Johnson & Johnson (JNJ) +9.7% and Apple Inc. (AAPL) +0.17%. All four companies were bought before the start of the fiscal year when their share prices were depressed and undervalued. We still see opportunities for future growth in all four of these stocks but not without short term volatility as we navigate through the remainder of 2022.

The Value Fund’s worst performers included PayPal Holdings (PYPL) -75.83%, Facebook, Inc. (META) -54.50%, Walt Disney Co. (DIS) -46.74% and Expedia Group Inc. (EXPE) -43.23%. PayPal spooked investors with weak earnings and guidance, as well as key executives admitting several factors that will pressure its core business in a very saturated fintech space. Facebook and other social media stocks saw weaker than expected revenue growth due to inflation and supply chain disruptions that heavily weight on advertiser budgets. We believe Expedia will rebound as travel gets back to pre-pandemic levels, which so far that industry has shown strength half way through 2022.

We seek to invest in a diversified portfolio of quality hand-picked, long-term growth companies that are temporarily undervalued. Over the past 30 years, our prudent approach has been consistent and we have remained true to our style even when it has gone in and out of favor. We thank you for investing alongside us in the IMS Capital Value Fund as we continue to focus on building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Capital Value Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for the years ended June 30, 2022)
	One Year	Five Years	Ten Years
IMS Capital Value Fund *	(26.27)%	3.20%	6.50%
S&P 500® Total Return Index **	(10.62)%	11.30%	12.95%

Total annual operating expenses, as disclosed in the Value Fund’s current prospectus dated October 28, 2021, were 1.85% of average daily net assets. IMS Capital Management, Inc. (the “Adviser”) contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Value Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) do not exceed 1.95% of the Value Fund’s average daily net assets through October 31, 2022, subject to the Adviser’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The S&P 500® Total Return Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the S&P 500® Total Return Index.

Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and the S&P 500®

Total Return Index for the 10 Years Ended June 30, 2022 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2012 and held through June 30, 2022. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS STRATEGIC INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS (Unaudited)

Annual Report

June 30, 2022

Dear Fellow Shareholders,

As of June 30, 2022, the IMS Strategic Income Fund (the “Income Fund”) was 62% invested in bonds, 30% invested in dividend-paying stocks, and 8% cash. High yield bonds made up 34% of the Fund’s portfolio while investment-grade bonds made up 28%. The fiscal year ended June 30, 2022, was unusual because inflation ran rampant, a war broke out in Europe, the global supply chain broke down and interest rates rose dramatically as the Federal Reserve (the “Fed”) attempted to battle inflation.

Over the fiscal year, the Income Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Index”), returned -10.29%, the Bloomberg U.S. High Yield Bond Index declined -12.81% and the S&P 500 stock index fell -10.62%. It was one of only a few rare instances in history where both stocks and bonds posted double-digit negative returns over the same period. In this environment, the Fund returned -20.06% with dividends reinvested. The Income Fund underperformed its benchmark for several reasons. First, most of the benchmark’s bonds are Treasury and mortgage bonds, which did better than high yield corporate bonds during investor’s flight to quality. The Fund does not hold Treasury or mortgage bonds. In addition, the investment grade bonds owned by the Fund are structured to pay higher interest when the yield curve is positively sloped (normal economy and recessions), not inverted. An inverted yield curve is when short-term interest rates are higher than long-term interest rates. When the Fed signaled it would raise short-term rates, the yield curve inverted, punishing these types of bonds. Finally, high yield bonds lost more than investment grade bonds, especially issuers directly tied to consumer spending. In general, the factors that led the Income Fund to outperform for fiscal year ended June 30, 2021, were the same factors that caused it to underperform for the fiscal year ended June 30, 2022. The yield curve has spent less than 1% of the past 50 years inverted, so we are confident that it will turn positive again and that the types of bonds we own in the Income Fund will benefit accordingly.

The 10-year Treasury yield started the fiscal year yielding 1.47%, and ended at 3.02%. This increase was in response to CPI inflation rising to 9.1% year on year, and the Fed ending its large bond buying stimulus program. Rising interest rates lower the price of investment grade bonds. The obvious question remains how quickly inflation will fall, and if it will return to the 2% level that U.S. markets had become accustomed to. While oil prices and many commodities have apparently peaked, housing, food and wages will take longer to stabilize. Higher rates eventually will slow the economy, hopefully not suddenly.

The Income Fund has paid a monthly dividend since its inception in November, 2002, even during the worst markets. The Income Fund’s ability to be flexible allows us the opportunity to invest in a wide range of income-producing securities. We believe that the Income Fund’s 70% allocation to bonds and cash is prudent in the current environment and will benefit shareholders over the long-term. Going forward, we will maintain a strategic mix of carefully chosen bonds and a smaller percentage of income-producing stocks. We thank you for investing alongside us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Strategic Income Fund

INVESTMENT RESULTS - (Unaudited)

	Average Annual Total Returns
	(for years ended June 30, 2022)
	One Year	Five Years	Ten Year
IMS Strategic Income Fund*	(20.06)%	(0.72)%	(3.06)%
Bloomberg Barclays U.S. Aggregate Bond Index**	(10.29)%	0.88%	1.54%

Total annual operating expenses, as disclosed in the Income Fund’s current prospectus dated October 28, 2021, were 2.89% of average daily net assets (1.97% after fee waivers/expense reimbursements by the Adviser). The Adviser contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses(excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Income Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 1.95% of the Income Fund’s average daily net assets through October 31, 2022, subject to the Adviser’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade and has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Bloomberg Barclays U.S. Aggregate Bond Index.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and the

Bloomberg Barclays U.S. Aggregate Bond Index for the 10 Years Ended June 30, 2022 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2012 and held through June 30, 2022. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

IMS Capital Value Fund Holdings as of June 30, 20221

1As a percent of net assets.

The investment objective of the Value Fund is long-term growth from capital appreciation, and secondarily, income from dividends. The Value Fund typically invests in mid-cap securities, which the Adviser defines as those with a market capitalization of approximately $2 billion to $11 billion, and in large-cap securities, which the Adviser defines as those with a market capitalization of greater than $11 billion.

FUND HOLDINGS – (Unaudited) (continued)

IMS Strategic Income Fund Holdings as of June 30, 20221

Fixed Income Securities
Equity Securities
Money Market Securities
Other Assets in Excess of Liabilites, net
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
62.75%
30.27%
7.55%
-0.57%

1 As a percent of net assets.

The investment objective of the Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Income Fund will generally invest in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note, and in 144A securities that are purchased in private placements and thus are subject to restrictions on resale (either as a matter of contract or under federal securities laws), but only where the Adviser has determined that a liquid trading market exists. Under normal circumstances, the Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2022 through June 30, 2022).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid

During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period* January 1, 2022 – June 30, 2022
Capital Value Fund
Actual (-31.39%)	$ 1,000.00	$ 686.10	$ 7.69
Hypothetical**	$ 1,000.00	$ 1,015.70	$ 9.20
Strategic Income Fund
Actual (-18.85)%	$ 1,000.00	$ 811.50	$ 8.76
Hypothetical**	$ 1,000.00	$ 1,015.10	$ 9.74

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratios for the Capital Value Fund and the Strategic Income Fund were 1.84% and 1.95%, respectively.

**	Assumes a 5% annual return before expenses.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2022

COMMON STOCK - 92.09%	Shares	Value

Communication Services - 14.83%
Alphabet, Inc. - Class C (a)	800	$1,749,960
Meta Platforms, Inc. - Class A (a)	8,200	1,322,250
Walt Disney Co. (a)	21,000	1,982,400
		5,054,610
Consumer Discretionary - 20.71%
Airbnb, Inc. - Class A (a)	10,000	890,800
Amazon.com, Inc. (a)	14,560	1,546,418
Domino's Pizza, Inc.	887	345,673
Expedia Group, Inc. (a)	8,665	821,702
Hilton Worldwide Holdings, Inc.	13,200	1,471,008
Home Depot, Inc.	2,720	746,014
Starbucks Corp.	16,162	1,234,615
		7,056,230
Financials - 8.22%
Charles Schwab Corp.	11,530	728,465
Wells Fargo & Co.	52,900	2,072,093
		2,800,558
Health Care - 8.94%
Johnson & Johnson	4,000	710,040
Moderna, Inc. (a)	7,800	1,114,230
UnitedHealth Group, Inc.	2,379	1,221,926
		3,046,196
Industrials - 15.39%
Alaska Air Group, Inc. (a)	24,600	985,230
Boeing Co. (a)	10,720	1,465,638
Delta Air Lines, Inc. (a)	28,800	834,336
General Electric Co.	14,150	900,931
United Parcel Service, Inc. - Class B	5,800	1,058,732
		5,244,867
Information Technology - 21.01%
Adobe Systems, Inc. (a)	2,700	988,362
Apple, Inc.	13,900	1,900,408
Microsoft Corp.	6,300	1,618,029
NVIDIA Corp.	9,000	1,364,310
PayPal Holdings, Inc. (a)	8,600	600,624
QUALCOMM, Inc.	5,388	688,263
		7,159,996
Utilities - 2.99%
Vistra Corp.	44,600	1,019,110

TOTAL COMMON STOCK (Cost $32,283,410)		31,381,567

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2022

MONEY MARKET SECURITIES - 8.04%	Shares	Value

Federated Hermes Government Obligations Fund - Institutional Shares, 1.36% (b)	2,739,969	$2,739,969

TOTAL MONEY MARKET (Cost $2,739,969)		2,739,969

TOTAL INVESTMENTS AT VALUE (Cost $35,023,379) - 100.13%		$34,121,536
LIABILITES IN EXCESS OF OTHER ASSETS, NET - (0.13)%		(43,879)
NET ASSETS - 100.00%		$34,077,657

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day yield at June 30, 2022, is subject to change and resets daily.

The following abbreviations are used in this portfolio:

Ltd. - Limited

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2022

COMMON STOCK - 30.27%	Shares	Value

Communication Services - 3.99%
Comcast Corp. - Class A	5,970	$234,263
Verizon Communications, Inc.	4,600	233,450
		467,713
Consumer Discretionary - 1.93%
Darden Restaurants, Inc.	2,000	226,240

Consumer Staples - 5.68%
Altria Group, Inc.	4,800	200,496
Colgate-Palmolive Co.	2,900	232,406
Sysco Corp.	2,740	232,106
		665,008
Energy - 1.51%
Devon Energy Corp.	3,200	176,352

Financials - 5.80%
JPMorgan Chase & Co.	2,000	225,220
Lincoln National Corp.	4,900	229,173
State Street Corp.	3,650	225,022
		679,415
Health Care - 5.89%
AbbVie, Inc.	1,500	229,740
Bristol-Myers Squibb Co.	3,000	231,000
Cardinal Health, Inc.	4,370	228,420
		689,160
Industrials - 1.83%
Caterpillar, Inc.	1,200	214,512

Information Technology - 2.00%
Cisco Systems, Inc.	5,500	234,520

Materials - 1.64%
LyondellBasell Industries NV - Class A	2,200	192,412

TOTAL COMMON STOCK (Cost $3,766,019)		3,545,332

CORPORATE BONDS - 32.66%	Principal Amount

American Airlines Group, Inc., 3.750%, due 03/01/2025 (a)	$525,000	442,312
Enterprise Products Operating LLC, 4.875%, due 08/16/2077	650,000	518,342
Navient Corp., 5.625%, due 08/01/2033	675,000	468,455
Nordstrom, Inc., 5.000%, due 01/15/2044	650,000	463,125
Rite Aid Corp., 7.700%, due 02/15/2027	790,000	498,291
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/2028 - Liberia	700,000	444,500
Service Property Trust, 3.950%, due 01/15/2028	725,000	496,343
Staples,Inc., 10.750%, due 04/15/2027 (a)	750,000	495,000

TOTAL CORPORATE BONDS (Cost $5,182,608)		3,826,368

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2022

STRUCTURED NOTES - 30.09%	Principal Amount	Value

Bank of Montreal Callable Barrier Notes - Series G, 0.000%, due 07/17/2028 - Canada (b) (c) (o)	$600,000	$458,220
Citigroup Global Markets Holdings, Inc., Callable Range Accrual Notes, 0.000%, 03/18/2037 (b) (m) (o)	550,000	450,340
Citigroup Global Markets Holdings, Inc. Callable Range Accrual Notes, 0.000%, due 04/16/2035 (b) (d) (o)	190,000	138,529
Citigroup Global Markets Holdings, Inc. Callable Fixed to Float Range Accrual Notes, 7.250%, due 01/29/2041 (b) (e) (o)	600,000	330,480
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 01/25/2036 (b) (f) (o)	600,000	331,440
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 02/26/2036 (b) (g) (o)	500,000	268,150
Morgan Stanley Fixed to Floating Rate Leveraged CMS and Index Linked Notes, 0.000%, due 08/30/2028 (b) (h) (o)	350,000	257,250
Morgan Stanley Fixed to Floating Rate Index Linked Notes, 0.000%, due 05/30/2034 (b) (i) (o)	600,000	375,000
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 0.000%, 06/28/2034 - France (b) (j) (o)	325,000	203,092
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 9.000%, 02/19/2036 - France (b) (k) (o)	600,000	421,740
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 8.500%, 11/19/2036 - France (b) (l) (o)	450,000	290,025

TOTAL STRUCTURED NOTES (Cost $5,288,558)		3,524,266

MONEY MARKET SECURITIES - 7.55%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 1.36% (n)	884,232	884,232

TOTAL MONEY MARKET (Cost $884,232)		884,232

TOTAL INVESTMENTS AT VALUE (Cost $15,121,417) - 100.57%		$11,780,198
LIABILITES IN EXCESS OF OTHER ASSETS, NET - (0.57)%		(66,926)
NET ASSETS - 100.00%		$11,713,272

Percentages are stated as a percent of net assets.

(a) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Variable rate security. Rate shown represents the rate in effect at June 30, 2022.

(c) The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date at the Contingent Interest Rate of 1.50% per quarter (approximately 6.00% per annum) if the closing level of each of the NASDAQ 100® Index and the Russell 2000® Index (each, a "Reference Asset" and, collectively, the "Reference Assets")Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.

(d) Contingent interest will accrue on the notes during each accrual period at 7.00% per annum only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than the CMS spread barrier (meaning that CMS30 is greater than CMS2) on that day and (ii) the closing level of each underlying index, the Russell 2000® Index and Dow Jones Industrial AverageTM,, on that day is greater than or equal to its accrual barrier level.

(e) The note will pay interest at a fixed rate of 7.25% per annum for the first 1.5 years following issuance. After the first 1.5 years, contingent interest will accrue on the securities during each accrual period at 7.25% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than or equal to the CMS spread barrier (meaning that CMS30 is greater than or equal to CMS2) on that day and (ii) the closing level of each underlying index, the NASDAQ 100® Index the Russell 2000® Index and S&P 500® Index, on that day is greater than or equal to its accrual barrier level.

(f) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding January 22, 2022 shall be 8.00% per annum. Thereafter, the interest rate will depend on the number of calendar days during any given interest period on which the accrual provision is satisfied. The accrual provision shall be deemed to have been satisfied on each calendar day during such interest period on which (i) the closing level of the S&P 500® Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to the minimum index level and (ii) the closing level of the EURO STOXX® 50 Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to its minimum index level subject to a minimum interest rate of 0.00% per annum and a maximum interest rate of 10.00% per annum.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2022

(g) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding February 26, 2022 shall be 9.00% per annum. After the Initial Interest Periods, interest will accrue for each other Interest Period, at a per annum rate equal to the Spread (the 30-Year ICE Swap Rate minus the 2-Year ICE Swap Rate) on the applicable Determination Date for such Interest Period multiplied by the Multiplier, provided that the Closing Level of each Index, the S&P 500® Index and EURO STOXX® 50 Index, on each Accrual Determination Date during such Interest Period is greater than or equal to its Minimum Index Level (for each Index, 70.00% of its Initial Value), and subject to the Maximum Interest Rate of 9.00% and the Minimum Interest Rate of 0.00%.

(h) Interest will accrue on the securities (i) in Year 1: at a rate of 12.00% per annum and (ii) in Years 2 to maturity: for each day that the closing value of the S&P 500® Index is greater than or equal to 60% of the initial index value (which we refer to as the index reference level), at a variable rate equal to 5 times the difference, if any, between the 30-Year Constant Maturity Swap Rate ("30CMS") and the 2-year Constant Maturity Swap Rate ("2CMS") as determined on the CMS reference determination date at the start of the quarterly interest payment period; subject to a maximum interest rate of 12.00% per annum for each interest payment period during the floating rate interest period and the minimum interest rate of 0.00% per annum.

(i) Interest will accrue on the securities (i) in Years 1 to 3: at a rate of 10.00% per annum and (ii) in Years 4 to maturity: for each day that the closing value of the S&P 500® Index is greater than or equal to 50% of the initial index value (which we refer to as the index reference level), at a variable rate per annum equal to 4 times the difference, if any, between the 30-Year Constant Maturity Swap Rate (“30CMS”) and the 2-Year Constant Maturity Swap Rate (“2CMS”), as determined on the CMS reference determination date at the start of the related monthly interest payment period; subject to the maximum interest rate of 10.00% per annum for each interest payment period during the floating interest rate period and the minimum interest rate of 0.00% per annum.

(j) For each Interest Period commencing on or after the Original Issue Date through January 2021 (the “Fixed Rate Period”), the interest rate per annum will be equal to the Fixed Interest Rate of 10.000%. For each Interest Period beginning in January 2021 (the “Floating Rate Period”), the interest rate per annum will be equal to the product of (a) the 30-Year Constant Maturity Swap Rate minus the 2-Year Constant Maturity Swap Rate multiplied by the number of days the accrual condition is met divided by the number of days in the accrual period and (b) the Multiplier rate of 50, subject to the Maximum Interest Rate of 10.000% and the Minimum Interest Rate of 0.000%. The accrual condition is satisfied on days where the Dow Jones Industrial AverageSM and EURO STOXX® Banks Index are greater than or equal to 60% of the initial index level.

(k) The Notes pay interest (i) in the first two years, at a fixed rate of 9.00% per annum and (ii) after the first two years to maturity or early redemption by us, at the Variable Rate per annum described below, subject to the Maximum Coupon Rate of 10.00% per annum and the Minimum Coupon Rate of 0.00% per annum. The “Variable Rate” for each Coupon Period commencing on or after the Fixed Rate Cutoff Date will be the rate computed based on the following formula: Variable Base Rate × (Variable Days/Actual Days). The “Variable Base Rate” for each Coupon Period will be the product of (i) the 30 Year CMS Rate on the related CMS Determination Date minus the 2 Year CMS Rate on the related CMS Determination Date (the “CMS Reference Spread”) and (ii) the Multiplier, subject to the Maximum Coupon Rate and the Minimum Coupon Rate. If, on the related CMS determination date, the 30 year CMS rate is less than or equal to the 2 year CMS rate, interest will accue at a rate of 0.00% for that coupon period. In addition, if on any calendar day, the closing level of any reference index, the NASDAQ 100® Index and EURO STOXX® Banks Index, is less than its respective coupon barrier level, interest will accrue at a rate of 0.00% per annum for that day.

(l) The Notes pay interest (i) in the first year at a fixed rate of 8.50% and (ii) after the first year to maturity or earlier redemption by us, at the Variable Rate per annum described below. The “Variable Rate” for each Coupon Period commencing on or after the Fixed Rate Cutoff Date will be the rate computed based on the following formula: Base Rate × (Variable Days/Actual Days). The “Base Rate” means a per annum rate of 8.50%. The “Variable Days” means, with respect to each Coupon Period, the actual number of calendar days during such Coupon Period on which the Accrual Condition is satisfied; and the “Actual Days” means, with respect to each Coupon Period, the actual number of calendar days in such Coupon Period. With respect to a calendar day in any Coupon Period commencing on or after the Fixed Rate Cutoff Date, the Accrual Condition will be satisfied on such calendar day if both (i) the Reference Rate on such calendar day is greater than or equal to the Reference Rate Barrier and (ii) the Closing Level of each Reference Index, the NASDAQ 100® Index, S&P 500® Index and EURO STOXX® Banks Index on such calendar day is greater than or equal to its respective Coupon Barrier Level.

(m) Contingent interest will accrue on the securities during each accrual period at the contingent rate of 13.000% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the SOFR CMS spread is greater than or equal to the SOFR CMS spread barrier (meaning that SOFR CMS30 is greater than or equal to SOFR CMS2) on that day and (ii) the closing level of each underlying index, the EURO STOXX® Banks Index and the S&P 500® Index, on that day is greater than or equal to its accrual barrier level. Accordingly, the accrual of interest during each accrual period will be contingent on the SOFR CMS spread and the level of each underlying index.

(n) Rate shown represents the 7-day effective yield at June 30, 2022, is subject to change and resets daily.

(o) This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee. The aggregate value of such securities is $3,524,266 which represents 30.09% of net assets.

The following abbreviations are used in this portfolio:

NV - naamloze vennootschap (Belgian equivalent of public limited company)

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2022

	IMS Capital Value Fund	IMS Strategic Income Fund
Assets:
Investments in securities:
At cost	$35,023,379	$15,121,417
At value	$34,121,536	$11,780,198
Receivables:
Interest	1,057	130,912
Dividends	9,386	29,293
Investments sold	—	2,816,430
Prepaid expenses	14,664	11,981
Total assets	34,146,643	14,768,814

Liabilities:
Payables:
Investments purchased	—	3,014,558
Fund shares redeemed	—	9,745
Due to Adviser	35,851	1,795
Due to administrator, fund accountant and transfer agent	11,403	7,622
Accrued expenses	21,732	21,822
Total liabilities	68,986	3,055,542
Commitments and contingencies(a)
Net Assets	$34,077,657	$11,713,272

Net Assets consist of:
Paid-in capital	$35,348,057	$38,112,022
Total accumulated deficit	(1,270,400)	(26,398,750)
Total Net Assets	$34,077,657	$11,713,272

Shares outstanding (unlimited number of shares authorized, no par value)	1,680,073	5,638,301
Net asset value and offering price per share	$20.28	$2.08
Minimum redemption price per share(b)	$20.18	$2.07

(a) See Note 4 in the Notes to Financial Statements.

(b) A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2022

	IMS Capital Value Fund	IMS Strategic Income Fund

Investment income:
Dividends (net of foreign withholding taxes of $0 and $0, respectively)	$325,894	$525,551
Interest	1,456	725,137
Total investment income	327,350	1,250,688

Expenses:
Investment Adviser fees (a)	546,808	179,048
Accounting, administration and transfer agent fees and expenses (a)	146,513	85,998
Trustee fees and expenses	23,187	23,187
Legal expenses	17,807	17,807
Printing expenses	17,075	17,075
Audit expenses	13,500	13,500
Registration expenses	11,708	11,488
Miscellaneous expenses	10,980	10,045
Custodian expenses	9,811	7,387
Compliance fees (a)	8,570	8,571
Shareholder networking fees	6,104	1,617
Insurance expenses	5,879	2,026
Pricing expenses	5,272	15,163
Interest expenses	923	854
Total expenses	824,137	393,766
Less: Fees waived and expenses reimbursed by Adviser (a)	—	(115,814)
Net expenses	824,137	277,952

Net Investment Income (Loss)	(496,787)	972,736

Realized and unrealized gain (loss) on investment securities:
Net realized gain (loss) on investment securities	69,201	(710,659)
Change in unrealized depreciation on investment securities	(11,728,030)	(3,272,111)

Net realized and unrealized loss on investment securities	(11,658,829)	(3,982,770)

Net Decrease in Net Assets Resulting from Operations	$(12,155,616)	$(3,010,034)

(a) See Note 4 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2022

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(3,010,034)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Accretion of discount/Amortization of premium, net	(50,893)
Purchase of investment securities	(62,069,430)
Proceeds from disposition of investment securities	61,453,550
Purchases of short-term investment securities, net	(865,678)
Decrease in dividends and interest receivable	38,026
Increase in receivables for securities sold	(2,036,216)
Increase in prepaid expenses	(5,413)
Increase in payable for securities purchased	3,014,558
Increase in accrued expenses	2,506
Net unrealized appreciation on investment securities	3,272,111
Net realized gain on investment securities	711,720
Net cash provided by operating activities	454,807

Cash flows from financing activities:
Proceeds from loan	757,183
Payments on loan	(757,183)
Proceeds from Fund shares sold	269,017
Payment on Fund shares redeemed	(710,166)
Cash distributions paid	(13,658)
Net cash used for financing activities	(454,807)

Net increase in cash	$—

Cash:
Beginning of year	$—
End of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $923,979.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $854 and an increase in payable for Fund shares redeemed of $9,745.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
Increase (Decrease) in Net Assets due to:
Operations:
Net investment loss	$(496,787)	$(258,402)
Net realized gain on investment securities	69,201	5,646,504
Change in unrealized appreciation (depreciation) on investment securities	(11,728,030)	6,823,187
Net increase (decrease) in net assets resulting from operations	(12,155,616)	12,211,289

Distributions to shareholders from:
Distributable earnings	(5,332,911)	(758,070)
Total Distributions	(5,332,911)	(758,070)

Capital share transactions:
Proceeds from shares purchased	2,624,991	5,481,414
Reinvestment of distributions	5,276,690	747,648
Amount paid for shares redeemed	(1,689,972)	(3,570,563)
Proceeds from redemption fees	5	169
Net increase in net assets from share transactions	6,211,714	2,658,668

Total Increase (Decrease) in Net Assets	(11,276,813)	14,111,887

Net Assets:
Beginning of year	45,354,470	31,242,583

End of year	$34,077,657	$45,354,470

Capital Share Transactions
Shares purchased	86,670	187,754
Shares issued in reinvestment of distributions	183,091	27,866
Shares redeemed	(58,435)	(135,198)
Net increase in capital shares	211,326	80,422

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$972,736	$784,625
Net realized gain (loss) on investment securities	(710,659)	1,194,571
Change in unrealized appreciation (depreciation) on investment securities	(3,272,111)	1,364,989
Net increase (decrease) in net assets resulting from operations	(3,010,034)	3,344,185

Distributions to shareholders from:
Distributable earnings	(937,637)	(831,614)
Total Distributions	(937,637)	(831,614)

Capital share transactions:
Proceeds from shares purchased	269,017	1,753,728
Reinvestment of distributions	923,979	816,000
Amount paid for shares redeemed	(719,911)	(1,636,908)
Net increase in net assets from share transactions	473,085	932,820

Total Increase (Decrease) in Net Assets	(3,474,586)	3,445,391

Net Assets:
Beginning of year	15,187,858	11,742,467

End of year	$11,713,272	$15,187,858

Capital Share Transactions
Shares purchased	99,810	662,160
Shares issued in reinvestment of distributions	361,537	313,877
Shares redeemed	(277,137)	(634,798)
Net increase in capital shares	184,210	341,239

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018

Net Asset Value, Beginning of Year	$30.88		$22.50		$23.47		$24.75		$24.05

Investment Operations:
Net investment income (loss)	(0.30)		(0.18)		0.06		(0.02)		(0.00	)(a)
Net realized and unrealized gain (loss) on investments	(6.76)		9.13		0.21		1.27		1.22
Total from investment operations	(7.06)		8.95		0.27		1.25		1.22

Less Distributions to Shareholders:
From net investment income	—		(0.04)		—		—		(0.02)
From net realized capital gains	(3.54)		(0.53)		(1.24)		(2.53)		(0.50)
Total distributions	(3.54)		(0.57)		(1.24)		(2.53)		(0.52)

Paid in capital from redemption fees (d)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net Asset Value, End of Year	$20.28		$30.88		$22.50		23.47		$24.75

Total Return (b)	(26.27)%		40.16%		0.77%		6.99%		5.05%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$34,078		$45,354		$31,243		30,372		$33,682

Ratio of expenses to average net assets:	1.82	%(c)	1.85	%(c)	1.88	%(c)	1.80	%(c)	1.74	%(c)

Ratio of net investment income (loss) to average net assets:	(1.10	)%(c)	(0.69	)%(c)	0.26	%(c)	(0.10	)%(c)	(0.01	)%(c)

Portfolio turnover rate	37.16%		79.58%		263.64%		17.29%		40.01%

(a)	Represents less than $0.005 per share.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c)	The ratios include 0.01% of interest expense during the years ended June 30, 2018, June 30, 2019, June 30, 2020 and June 30, 2021 and 0.002% during the year ended June 30, 2022.

(d)	The average shares method was used to calculate redemption fees.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018

Net Asset Value, Beginning of Year	$2.78	$2.30	$2.61		$2.45	$2.93

Investment Operations:
Net investment income	0.18	0.15	0.15		0.13	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.71)	0.49 (a)	(0.31	)(a)	0.16 (a)	(0.49	)(a)
Total from investment operations	(0.53)	0.64	(0.16)		0.29	(0.30)

Less Distributions to Shareholders:
From net investment income	(0.17)	(0.16)	(0.15)		(0.13)	(0.18)
Total distributions	(0.17)	(0.16)	(0.15)		(0.13)	(0.18)

Paid in capital from redemption fees (e)	—	—	0.00	(b)	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$2.08	$2.78	$2.30		$2.61	$2.45

Total Return (c)	(20.06)%	28.53%	(6.31)%		12.22%	(10.71)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$11,713	$15,188	$11,742		$5,914	$3,928

Ratio of expenses to average net assets: (d)	1.96%	1.95%	1.96%		1.98%	2.02%

Ratio of expenses to average net assets before waiver & reimbursement: (d)	2.77%	2.87%	3.62%		4.29%	3.36%

Ratio of net investment income to average net assets: (d)	6.85%	5.88%	6.58%		5.27%	6.99%

Ratio of net investment income to average net assets before waiver & reimbursement: (d)	6.03%	4.96%	4.92%		2.95%	5.64%

Portfolio turnover rate	477.02%	531.13%	390.29%		728.46%	758.79%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of subscriptions and redemptions in relation to fluctuating market values.

(b)	Represents less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(d)	The ratios include 0.07% of interest expense during the year ended June 30, 2018, 0.03% of interest expense during the year ended June 30, 2019, 0.01% of interest expense during the year ended June 30, 2020, 0.002% for the year ended June 30, 2021 and 0.01% for the year ended June 30, 2022.

(e)	The average shares method was used to calculate redemption fees.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”) and the IMS Strategic Income Fund (the “Income Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment adviser of each Fund is IMS Capital Management, Inc. (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes – The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has evaluated the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended June 30, 2019, June 30, 2020 and June 30, 2021) and expected to be taken during the year ended June 30, 2022, and has concluded that no provision for income tax is required in these financial statements. As of and during the year ended June 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended June 30, 2022, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2019.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”)).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Adviser, if the Adviser’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the year ended June 30, 2022, the Funds made the following reclassifications to increase (decrease) the components of net assets. The reclassifications are primarily attributable to the reclass of net ordinary losses to paid-in capital.

Fund	Paid-in Capital	Total Accumulated Earnings (Deficit)
Value Fund	$(95,582)	$95,582
Income Fund	—	—

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to each Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 2 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. The Adviser has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures on June 24, 2014, which established a Valuation Committee to work with the Adviser and report to the Board on securities being fair valued or manually priced. The Lead Chairman and Trustee for the 360 Funds, along with the Funds’ Assistant Treasurer and Acting Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to manually pricing a security. In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2022:

	Valuation Inputs
Investments at Value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock*	$31,381,567	$—	$—	$31,381,567
Money Market Securities	2,739,969	—	—	2,739,969
Total	$34,121,536	$—	$—	$34,121,536

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2022:

	Valuation Inputs
Investments at value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock*	$3,545,332	$—	$—	$3,545,332
Corporate Bonds	—	3,826,368	—	3,826,368
Structured Notes	—	—	3,524,266	3,524,266
Money Market Securities	884,232	—	—	884,232
Total	$4,429,564	$3,826,368	$3,524,266	$ 11,780,198

* Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund and the Income Fund did not hold any derivative instruments during the reporting period. The Value Fund and the Income Fund recognize transfers between fair value hierarchy levels at the end of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2021	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2022
Structured Notes	$—	$—	$—	$(396,415)	$1,595,000	$—	$2,325,681	$—	$3,524,266
Total	$—	$—	$—	$(396,415)	$1,595,000	$—	$2,325,681	$—	$3,524,266

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2022:

	Quantitative information about Level 3 fair value measurements
	Fair value at 06/30/2022	Valuation technique(s)	Unobservable input	Range
Structured Notes	$3,524,266	Vendor Pricing	Broker quotes (1)	$53.63–$81.88

(1) A significant increase in this input in isolation would result in a significantly higher fair value measurement. Unobservable inputs from the broker quotes were not included because the Income Fund does not develop the quantitative inputs and they are not readily available.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at

June 30, 2022 was $(396,415) as shown below.

Total Change in Unrealized Depreciation
Structured Notes	$(396,415)
Total	$(396,415)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board of Trustees.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses(excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 1.95% of the Funds’ average daily net assets through October 31, 2022, subject to the Adviser’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

Under the terms of the Advisory Agreement, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers and recoupments, and expenses reimbursed during the year ended June 30, 2022, as well as amounts due to the Adviser at June 30, 2022.

	Value Fund	Income Fund
Management fee under Advisory Agreement (as a percentage of average net assets)	1.21%	1.26%
Expense limitation (as a percentage of average net assets)	1.95%	1.95%
Management fees earned	$546,808	$179,048
Fees waived and expenses reimbursed	$—	$(115,814)
Payable to Adviser	$35,851	$1,795

The amounts subject to repayment by the Income Fund pursuant to the aforementioned conditions, are as follows:

Fund	Amount	Expires June 30,
Income Fund	$115,540	2023
Income Fund	$91,367	2024
Income Fund	$115,814	2025

There are no amounts subject to repayment by the Value Fund.

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; and (j) maintaining shareholder account records.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

For the year ended June 30, 2022, the Funds accrued servicing fees, including out of pocket expenses, as follows:

Fund	Service Fees
Value Fund	$146,513
Income Fund	$85,998

The Funds have also entered into a CCO Service Agreement (the “CCO Agreement”) with M3Sixty to provide Chief Compliance Officer (“CCO”) services to the Funds. For the year ended June 30, 2022, the Funds accrued CCO servicing fees as follows:

Fund	CCO Service Fees
Value Fund	$8,570
Income Fund	$8,571

Certain officers and a Trustee of the Trust are also employees and/or officers of M3Sixty.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the year ended June 30, 2022.

The Distributor is not affiliated with the Adviser. The Distributor is an affiliate of M3Sixty.

NOTE 5. LINE OF CREDIT

During the year ended June 30, 2022, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds’ investments. Borrowings under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $2,000,000 or 10% of the Fund’s daily investments at value. Total borrowings for the Funds cannot exceed $2,000,000 at any time. The current agreement expires on September 4, 2022. Borrowing information as-of and during the year ended June 30, 2022 were as follows:

	Value Fund	Income Fund
Maximum available bank line of credit as of June 30, 2022	$2,000,000	$1,178,020
Average borrowings for the year	$127,794	$88,330
Average interest rate for the year	2.000%	2.000%
Highest balance drawn during the year	$623,435	$189,563
Interest rate at June 30, 2022	2.620%	2.620%
Line of credit borrowing at June 30, 2022	$—	$—

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 6. INVESTMENTS

For the year ended June 30, 2022 purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund
Purchases	$16,484,246	$62,069,430
Sales	$16,880,089	$61,453,550

As of June 30, 2022, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund
Gross Appreciation	$3,988,961	$1,454
Gross (Depreciation)	(4,925,968)	(3,342,673)
Net Depreciation on Investments	$(937,007)	$(3,341,219)
Tax Cost	$35,058,543	$15,121,417

The difference between book basis and tax basis unrealized appreciation (depreciation) of the Value Fund’s investments is primarily attributable to the tax deferral of losses on wash sales.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2022, NFS LLC (“NFS”) and TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of their customers, greater than 25% of the Funds’ voting securities. As a result, both NFS and Ameritrade may be deemed to control the Funds. The percentages of voting securities of the Funds held by NFS and Ameritrade as of June 30, 2022 were as follows:

	Value Fund	Income Fund
NFS	36.27%	35.42%
Ameritrade	40.58%	56.27%

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund – For the year ended June 30, 2022, the Value Fund paid distributions totaling $3.537522 per share.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax characterization of distributions for the fiscal year ended June 30, 2022 and for the fiscal year ended June 30, 2021 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2021
Ordinary Income	$2,646,039	$51,454
Long-term Capital Gains	2,686,872	706,616
Total Distributions paid	$5,332,911	$758,070

Income Fund – For the year ended June 30, 2022, the Income Fund paid monthly distributions totaling $0.170 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2022 and for the fiscal year ended June 30, 2021 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2021
Ordinary Income	$937,637	$831,614
Total Distributions paid	$937,637	$831,614

As of June 30, 2022, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Value Fund	Income Fund
Undistributed net investment income	$—	$23,397
Deferred capital and other losses	(333,393)	(523,376)
Accumulated realized capital gains (losses)	—	(22,557,552)
Net unrealized appreciation (depreciation)	(937,007)	(3,341,219)
	$(1,270,400)	$(26,398,750)

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “Deferred capital and other losses” above.

As of June 30, 2022, deferred capital and other losses noted above consist of:

	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$86,071	$247,322
Income Fund	523,376	—

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At June 30, 2022, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund
No expiration – short-term	$—	$7,291,914
No expiration – long-term	—	15,265,638
	$—	$22,557,552

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. During the year ended June 30, 2022, the Funds did not utilize any capital loss carryforwards.

NOTE 10. STRUCTURED NOTES

The Income Fund may invest in certain structured products, including interest rate or index-linked notes. The risk of an investment in a structured product depends primarily on the type of collateral securities and the class of the structured product in which the Fund invests. In addition to the standard interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in structured products that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

At June 30, 2022, the aggregate value of such securities amounted to $3,524,266 and the value amounts to 30.09% of the net assets of the Income Fund.

NOTE 11. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2022, the aggregate value of such securities amounted to $937,312 and the value amounts to 8.00% of the net assets of the Income Fund.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2022

NOTE 11. RESTRICTED SECURITIES (continued)

	Acquisition Date	Principal Amount	Amortized Cost	Value
American Airlines Group, 3.75% due 03/01/2025, 144A	2/04/2021 (a)	$525,000	$462,606	$442,312
Staples, Inc., 10.75%, due 04/15/2027, 144A	4/12/2021 (b)	750,000	749,297	495,000
			$1,211,903	$937,312

(a)	An additional purchases was made on 4/23/2021.

(b)	Additional purchases were made on 6/3/2021 and 12/29/2021.

NOTE 12. SUBSEQUENT EVENTS

On July 15, 2022, the Income Fund declared a dividend of $56,383, which was payable on July 15, 2022.

On August 15, 2022, the Income Fund declared a dividend of $56,691, which was payable on August 15, 2022.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

NOTE 13. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 14. NOVEL CORONAVIRUS PANDEMIC

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 began in China in December 2019 and continues today. The spread of the coronavirus resulted in travel and border restrictions, quarantines, curfews, and restrictions on large gatherings. Government measures to limit the spread of the virus include enhanced health screenings at ports of entry and elsewhere and prolonged quarantines for many people. Despite these measures, the virus’ spread resulted in a large number of deaths, disrupted global healthcare systems and supply chains. As a result, 2020 and early 2021 caused lower consumer demand for a wide range of products and services and general concern and uncertainty. While governments took unprecedented action to limit disruptions to the financial system, global financial markets experienced significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. Since early 2021, the widespread distribution of vaccines helped stabilize some financial markets and reopen some economies, and significant government stimulus mitigated economic damages to the global economy. But the spread of COVID-19 adversely affected the economies of many nations and the entire global economy, in general. Still, global markets are concerned over the pace of economic recovery globally, the potential for inflation because of the government stimulus, and further disruption due to the emergence of highly contagious COVID-19 variants, such as the “delta”, “omicron” and other variants. At this time, the Fund cannot determine the full extent of the impact of COVID-19 and its variants on the Funds’ performance, which will depend on future developments, including the duration and the continued spread of the outbreak.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of IMS Capital Value Fund and IMS Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of IMS Capital Value Fund and IMS Strategic Income Fund, each a series of shares of beneficial interest in 360 Funds (the “Funds”), including the schedules of investments, as of June 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the IMS Strategic Income Fund for the year ended June 30,2022, and the financial highlights for each of the years in the four-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended and their financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended June 30, 2018, were audited by other auditors whose report dated August 28, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

August 29, 2022

TRUSTEES AND OFFICERS – (Unaudited)

The Trustees are responsible for the management and supervision of the Funds.  The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds.  This section provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively. The Statement of Additional Information for each Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at (800) 934-5550.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee	Since 2011	Retired.	Six	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment Advisor) (2009–Present).	Six	None
Gary W. DiCenzo YOB: 1962	Trustee and Independent Chairman	Since 2014 Since 2019	Partner, Cognios Capital (investment management firm) (2015–2020) Chief Executive officer (2015–2019).	Six	Volt ETF Trust (2021–present)
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999–present).	Six	IDX Funds (2015–2021)
Thomas J. Schmidt YOB: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (2015–Present)	Six	Lind Capital PartnersMunicipal CreditIncome Fund (2021–present)
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013–present)	Six	IDX Funds (2015–2021)

* The Interested Trustee is an Interested Trustee because he is Chief Executive Officer and principal owner of M3Sixty Administration, LLC, the Funds’ administrator and transfer agent.

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years

Richard Yates YOB: 1965	Chief Compliance Officer and Secretary	Since 2021	Of Counsel, McElroy Deutsch (2020–present); Head of Compliance, M3Sixty Administration, LLC (2021–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2021–present); Founder, The Yates Law Firm (2018–2020); Chief Legal Officer, Manning & Napier, Inc. (2000–2018).	N/A	N/A
Larry E. Beaver, Jr.** YOB: 1969	Treasurer	Since 2021	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–Present); Director of Fund Accounting & Administration, M3SixtyAdministration, LLC (2005–2017); Assistant Treasurer,360 Funds Trust (2017–2021); Chief Accounting Officer, Amidex Funds, Inc. (2003–2020); Assistant Treasurer, Capital Management Investment Trust (2017–2018); Assistant Treasurer, IDX Funds (2017–2021); Assistant Treasurer, WP Funds Trust (2017–2021).	N/A	N/A
Tony DeMarino YOB: 1970	Anti-Money Laundering Officer	Since 2022	Principal Executive Officer, Matrix 360 Distributors, LLC (2022–present); Partner, Primark Capital (2020–2022); Head of Distribution, Cognios Capital, LLC (2016–2020).	N/A	N/A

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” (an “Independent Trustee”) receives a $5,000 annual retainer (paid quarterly). In addition, each Independent Trustee receives, on a per fund basis: (i) a fee of $1,500 per fund each year (paid quarterly); (ii) a fee of $200 per Board meeting attended; and (iii) a fee of $200 per committee meeting attended. The Trust reimburses each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust are also reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From the IMS Family of Funds[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the IMS Family of Funds Paid to Trustees[2]
Independent Trustees
Arthur Q. Falk	$ 3,733	None	None	$ 3,733
Tom M. Wirtshafter	$ 3,733	None	None	$ 3,733
Gary W. DiCenzo	$ 3,733	None	None	$ 3,733
Steven D. Poppen	$ 3,733	None	None	$ 3,733
Thomas J. Schmidt	$ 3,733	None	None	$ 3,733

Interested Trustee
Randall K. Linscott	None	None	None	None

1 Each of the Trustees serves as a Trustee to two IMS Family of Funds of the Trust. The Trust currently offers six series of shares.

2 Figures are for the year ended June 30, 2022.

OTHER INFORMATION – (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 934-5550; and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 934-5550; and on the SEC’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. For the year ended June 30, 2022, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Value Fund and Income Fund intend to designate up to a maximum amount of $5,332,911 and $937,637, respectively, as taxed at a maximum rate of 20%.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2023 to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their own tax advisors.

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have established a liquidity risk management program (the “Liquidity Program”) that is reasonably designed to assess and manage the Funds’ liquidity risk, which generally represents the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests. The Board has appointed M3Sixty Administration, LLC (“M3Sixty”), as the administrator of the Liquidity Program. As administrator, M3Sixty is responsible for overseeing the daily operations of the Liquidity Program, and annually assessing, managing, and reviewing with the Board the liquidity risk of each series in the Trust. M3Sixty works with the Funds’ investment adviser, as necessary, to execute the Liquidity Program and address issues as they arise.

The Liquidity Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the Funds cannot timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the periodic classification and reclassification of its investments into categories that reflect each investment adviser’s assessment of the Funds’ relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the Funds is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

OTHER INFORMATION – (Unaudited) (continued)

Liquidity Risk Management Program (Unaudited) (continued)

As required by the Liquidity Rule, at a meeting held on April 20, 2022, M3Sixty presented an annual assessment to the Board that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each Fund’s Highly Liquid Investment Minimum (“HLIM”). The annual assessment included consideration of the following factors, as applicable:

●	the Funds’ investment strategies and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund;

●	the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers;

●	the use of borrowings and derivatives for investment and redemption purposes;

●	short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and

●	holdings of cash and cash equivalents.

For each series in the Trust, the annual assessment incorporated a report related to each Fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of December 1, 2020 through November 30, 2021. The report described the methodology for classifying each Fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of each Fund’s investments assigned to each category. It also explained the methodology for establishing a Fund’s HLIM and noted that the investment adviser reviews the HLIM assigned to each Fund no less frequently than annually.

During the period, M3Sixty did not identify any key factors or market event that impacted liquidity risk, other than factors such as portfolio composition and client base. During the assessment period, the Board did not approve any material changes to the program, and M3Sixty concluded, and reported to the Board, that the Liquidity Program operated adequately and effectively and is reasonably designed to assess and manage each Fund’s liquidity risk.

Approval of the Investment Advisory Agreement Renewal (Unaudited)

At a meeting held on April 20 2022, the Board considered the renewal of the Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser. Legal counsel (“Counsel”) noted that the 1940 Act requires the approval of an investment advisory agreement with the Trust by a majority of the Independent Trustees.

Counsel reviewed with the Board a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement between the Trust and the Adviser. A copy of this memorandum was circulated to the Trustees in advance of the Meeting and contained in the Meeting Materials. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board considered information furnished for its review and consideration throughout the year at regular Board meetings, as well as information prepared or presented in connection with the annual renewal process, including the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Funds from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Funds’ management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (a) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Funds; (b) information on the investment objectives, strategies, and performance of the Funds; (c) summaries of the Funds’ expenses, compliance program, current legal matters, and other general information; (d) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (e)  benefits to be realized by the Adviser from its relationship with the Funds. The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

(1)	The nature, extent, and quality of the services provided by the Adviser.

The Board considered the responsibilities the Adviser has under the Advisory Agreement for the Funds, along with the services provided by the Adviser to the Funds including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among other service providers; and its efforts to promote the Funds, grow assets, and assist in the distribution of the Funds’ shares. The Board considered the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s staff; and the Adviser’s compliance program, policies, and procedures. After reviewing the preceding and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser was satisfactory and adequate for the Funds.

(2)	Investment Performance of the Funds and the Adviser.

The Trustees compared the short- and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable; comparable funds with similar objectives and size managed by other investment advisers; and peer group and category comparisons (e.g., Morningstar category averages). The Trustees also considered the consistency of the Adviser’s management of the Funds with their investment objective and policies.

Approval of the Investment Advisory Agreement Renewal (Unaudited) (continued)

The Board considered the peer, benchmark, and category performance of the Funds over various periods, including the reason for their under-performance over the past three, five, and ten years ending March 30, 2022. The Board noted that while the Funds had underperformed their benchmark, peers, and Morningstar category over the various periods, their performance was within a reasonable range of its peer group. The Board also considered the Adviser’s representations that that Adviser that it had addressed the underperforming positions in the Funds’ portfolio and expects better future performance. Based on the preceding, the Board concluded that the investment performance information presented for the Funds was satisfactory.

(3)	The costs of the services provided and profits realized by the Adviser from the relationship with the Funds.

The Trustees considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and its level of commitment to the Funds; the asset levels of the Funds; and the overall expenses of the Funds. The Trustees considered the financial statements of the Adviser and its financial stability and ability to meets its obligations under the Funds’ expense limitation agreement. The Board considered the Adviser’s strategic plans to manage costs related to its operations and to hire a marketing firm to assist with the Adviser’s marketing plan. The Trustees considered the fees and expenses of the Funds (including the management fee) relative to their peer group and Morningstar category. The Trustees noted that the management fee for each Fund was consistent with its peer group and towards the higher end of the relevant Morningstar category, but were within a reasonable range for the category.

The Trustees also noted that each Fund’s net expense ratio were above the peer group average and median, but they recognized that the Funds were smaller than most of their peers, which affects the net expense ratio. The Trustees noted that the Adviser had entered into an expense limitation agreement according to which it agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to limit each Fund’s annual operating expenses (with industry-standard exceptions) through October 31, 2023. The Trustees also considered the fees assessed to the Adviser’s clients with separate accounts that were managed by the Adviser with similar strategies to the Funds, and observed that the fees for such clients were generally lower than those assessed to the Funds – in this regard, the Trustees considered the Adviser’s representation that the Funds’ fees are higher, in general, due to the administrative and compliance burdens associated with the management of registered open-ended investment companies. The Board also noted that the Adviser realizes a reasonable profit for its management of the Funds. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees paid to the Adviser by each of the Funds were fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the advisory fee structure. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Funds would benefit from the expense limitation arrangement for each Fund. The Trustees recognized that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the Funds’ assets were enough to realize the effect of the breakpoint. The Trustees noted that lower expenses for the Funds’ shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Trustees further noted that the Funds’ assets were at such levels that the expense limitation arrangements were providing benefits to the Funds’ shareholders currently. Following further discussion of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements, considering the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the Funds’ investors.

Approval of the Investment Advisory Agreement Renewal (Unaudited) (continued)

(5)	Possible conflicts of interest and benefits derived by the Adviser.

The Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Funds; the fact the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the Adviser’s code of ethics. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that the Adviser indicated that the ability to place investors, who did not meet the Adviser’s minimum separate account size, in the Funds was an indirect benefit to the Adviser.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Trustees, the Board determined that the compensation payable under the Advisory Agreement for the Funds was fair, reasonable, and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and it approved the Advisory Agreement for another year.

360 FUNDS

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

IMS Capital Management, Inc.

8995 S.E. Otty Road,

Portland, OR 97086

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

CUSTODIAN BANK

Huntington National Bank
41 South Street
Columbus, OH 43125

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 and $22,000 with respect to the registrant’s fiscal years ended June 30, 2022 and June 30, 2021, respectively. The June 30, 2022 and June 30, 2021 fees were paid to BBD, LLP.

(b)	Audit-Related Fees. There were $2,365 of fees billed with respect to the fiscal year ended June 30, 2022 and no fees billed with respect to the fiscal year ended June 30, 2021 for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item. The fees were to cover additional costs incurred by the audit firm from independent third-party valuations of structured notes held by the Funds. The June 30, 2022 fees were paid to BBD, LLP.

(c)

Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,000 and $4,000 with respect to the registrant’s fiscal years ended June 30, 2022 and June 30, 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns. The June 30, 2022 and June 30, 2021 fees were paid to BBD, LLP.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended June 30, 2022 and $0 for the fiscal year ended June 30, 2021 for the IMS Family of Funds.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last three fiscal years ended June 30, 2022 and June 30, 2021 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is an open-end management investment company

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By:	Randy Linscott	/s/ Randy Linscott
Principal Executive Officer

Date:	September 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	Randy Linscott	/s/ Randy Linscott
Principal Executive Officer

Date:	September 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer

Date:	September 21, 2023